Fair value gain (loss) on embedded derivatives	6 Months Ended
Jun. 30, 2025
Embedded derivatives [Abstract]
Fair value gain (loss) on embedded derivatives
7. Fair value gain (loss) on embedded derivatives

	Six months ended June 30,
	2025	2024
	$	$
Fair value gain (loss) on embedded derivatives	14,145,000	(356,000)
	14,145,000	(356,000)
On June 30, 2025, the embedded derivative liability component of the convertible debentures as disclosed in detail in Note 21, was reassessed to be $6,623,000 compared to $20,768,000 as at December 31, 2024. The decrease of $14,145,000 is largely due to the fall in the price of Lifezone Metals share during the six months ended June 30, 2025 which has reduced the likelihood that debenture holders will exercise their option to convert debentures into ordinary shares of Lifezone at the conversion price of $8.00 per share. The resulting $14,145,000 fair value decrease was recognized as a gain in the consolidated interim statement of comprehensive income (loss).